SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 31, 2000


                          CAROLINA BANK HOLDINGS, INC.
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             (Exact name of Registrant as specified in its charter)




 North Carolina                   To Be Assigned               56-2215437
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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
  of incorporation)                                  number)



                   2604 Lawndale Avenue, Greensboro, NC 27408
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                    (Address of principal executive offices)


Registrant's telephone number, including area code (336) 288-1898


                                 Not Applicable
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                 (Former address of principal executive offices)
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Item 5.  Other Events.
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On October 31, 2000, pursuant to an Agreement and Plan of Reorganization and
Share Exchange dated August 17, 2000 (the "Agreement") and approved by shareholders at a special meeting on October 26, 2000, Registrant acquired all of the outstanding stock of Carolina Bank. Under the terms of the Agreement, the shares of Carolina Bank's common stock were exchanged for shares of the Registrant on a one-for-one basis. The shares of the Registrant issued in connection with the reorganization were not registered under the Securities Act of 1933, as amended, in reliance upon the exemption from registration set forth in Section 3(a)(12) of the Act.

As a result of the transaction described above, the Registrant is the successor issuer to Carolina Bank, pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934. Carolina Bank has been subject to the information requirements of the Exchange Act and in accordance with Section 12(i) thereof has timely filed reports and other financial information with the FDIC. Such reports and other information filed by Carolina Bank with the FDIC may be inspected and copied at the public reference facilities maintained by the FDIC at 550 17th Street, N.W., Washington, DC 20006. Carolina Bank filed under FDIC Certificate No. 34348-0. The last financial report filed by Carolina Bank with the FDIC was the Form 10-QSB for June 30, 2000 and the last report was the current report on Form 8-K filed November 1, 2000.

This Form 8-K is being filed by the Registrant as the initial report of the Registrant to the SEC and as notice that it is the successor issuer to Carolina Bank and thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder and in accordance therewith files reports and other information with the Commission. The first regular report to be filed by the Registrant with the SEC will be the Form 10-QSB for September 30, 2000.


Item 7.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired - not applicable
(b) Pro forma financial information - not applicable
(c) Exhibits
   (2) Agreement and Plan of Reorganization and Share Exchange dated August 17, 2000


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CAROLINA BANK HOLDINGS, INC.



                                            By: /s/ Robert T. Braswell
                                               -----------------------
                                               Robert T. Braswell
                                               President



Dated: October 31, 2000


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


                                  EXHIBIT INDEX
                                  -------------



    Exhibit
     Number       Description of Exhibit
    -------       ----------------------

       2 Agreement and Plan of Reorganization and Share Exchange Dated August 17, 2000




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